Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                     Financial Statements for the Year Ended
                                December 31, 1997

                                [STANDISH LOGO]

                     Standish, Ayer & Wood Investment Trust

February 23, 1998

Dear Standish, Ayer & Wood Investment Trust Shareholder:

I am writing to provide you with a review of developments at Standish, Ayer & Wood as they relate to the activities of the Investment Trust.

Investment returns were generally quite favorable during 1997. U.S. large capitalization stocks as measured by the Standard & Poor's 500 Index registered a return in 1997 of more than 33%, bringing the five-year annual average returns for that Index to over 20%. During the last year, both U.S. bonds as reflected in the Lehman Aggregate Index and hedged international bonds as reported by the J.P. Morgan Non-U.S.Hedged Index recorded returns in the vicinity of 10-11%. It has generally been an exceedingly favorable period for investors.

Standish, Ayer & Wood has also had a successful year. Our assets under management grew from $30.6 billion at the beginning of the year to about $39.3 billion at the end of 1997. This growth reflected new assets under management, market appreciation, and the absence of any significant turnover of existing clients. The Standish Funds grew from $4.2 billion to $5.7 billion during the year. We were particularly pleased that 75% of the mutual fund purchases during the year represented additions from our existing clients.

We have also grown significantly as an enterprise. At the end of 1997, our organization had 232 employees versus 213 at the beginning of the year. Our 82 investment officers have average experience of 16 years. Of the 82 officers, 46 hold advanced degrees (typically an MBA) and 55 have some advanced professional accreditation (virtually all Chartered Financial Analysts).

While the corporate structure remains unchanged, a number of important developments among new directors took place during the year. In March 1997, Jim Sweeney elected to take early retirement. In November, Tom Sorbo joined Standish as a shareholder/director in order to head up our marketing and sales activities. Tom had previously served with distinction at Travelers and Stein, Roe & Farnham.

Four other changes in our shareholders and directors were effective at the end of 1997. Walter Cabot reached the age at which he must step down as a shareholder, but we are pleased that he will continue as our Senior Advisor. We elected three new shareholder/directors, namely Chuck Cook of our international fixed income team, Joe Corrado as director of equity research, and Mike Thompson, one of the senior members of our insurance company investment management effort. We also elected six new associate directors, eighteen new vice presidents, and twelve new assistant vice presidents.

During 1997 we introduced a number of new products including "diversified income" portfolios that combine higher yielding domestic bonds, emerging market bonds, and higher grade international bonds. By the end of the year, we managed a number of separate accounts as well as the Standish Diversified Income Fund with assets of about $27 million. We have also developed a growth equity strategy and a global small cap discipline to complement the highly successful start up on our international small cap style. Some of the disciplines we introduced in 1996, such as duration neutral bonds and Small Cap Equity Fund II, continue to be successful.

As we look ahead, there are ample numbers of challenges for investors and investment managers. We believe that we have a good understanding of what has produced our past business and investment success and a clear vision of our future. We consider that we have a set of competitive advantages that includes:

  o A long history of stability of ownership, personnel, investment philosophy, and clientele.

  o Critical mass to enable us to provide risk control, compliance, technology, and deep investment research.

  o An exclusive focus on investment management and a dedication to serving our existing clients.

  o A team effort which ensures our clients are receiving not just the work of one individual but the benefits of Standish as an organization.

  o Well-defined and disciplined investment philosophies which have historically added reasonably consistent increments of return.

  o  A dedication to in-depth communication with our clients.

We remain confident that we have the people, resources, investment technology, and organizational stability to succeed. We are working hard to fulfill your expectations in the years ahead, and we are optimistic that we can achieve our mutual objectives.

Sincerely yours,


/s/ Ted Ladd

Edward H. Ladd
Chairman
Standish, Ayer & Wood, Inc.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                              Management Discussion

For 1997, the Fund's 8.59% total return trailed the 9.68% return posted by the Lehman Aggregate Index and the 9.75% return of the Lehman Government/Corporate Index.

The bond market offered investors a number of challenging investment environments during 1997 - a rate hike by the Federal Reserve in March, progressively lower interest rates during the second and third quarters as well as narrower corporate bond spreads, and a strong Treasury rally during the fourth quarter where corporate spreads widened significantly. All in, the economy grew at a 3.8% pace, inflation proved virtually non-existent and long bond yields declined from 6.64% to 5.92%.

In the first quarter, strong economic growth prompted the Federal Reserve to increase rates. During the second and third quarters, bond yields fell and a record pace of corporate issuance was met with strong investor demand. In fact, investor demand for yield more than offset issuer supply and corporate spreads narrowed. We began to reduce the Fund's corporate exposure in August focusing our sales in ten-year and longer maturities. The Fund reduced its exposure to mortgages throughout the year as the sector outperformed.

In the fourth quarter, Southeast Asian countries experienced an unprecedented environment of currency weakness - weakness which put financial pressure on corporations and banks that had borrowed in dollars and were obligated to repay with a much weaker currency. In light of this turmoil, the U.S. bond market rallied strongly, and the long bond yield declined from 6.33% to 5.92% during the quarter - a classic flight to quality. While Treasuries rallied, liquidity in the corporate market evaporated and spreads widened sharply - adversely impacting the Fund's return for the quarter and the year

As we enter 1998, we are maintaining lighter exposures than normal in mortgages but remain poised to add on weakness. We continue to reduce our corporate exposure and, for the near term, expect to be a better seller of corporates in favor of U.S. Treasuries - a move intended to increase investment flexibility should corporate bond spreads widen. We have re-examined our Asian Yankee investments, and believe that their credit fundamentals remain sound. In tandem with our belief that bond yields should continue to decline modestly, we have positioned the Fund roughly 0.5 years longer than the Lehman Aggregate. We believe that the threat of inflationary pressures has receded and we see a slowdown in economic activity as a more serious possibility.

In closing, we hope that this information is helpful to you in reviewing your overall investment strategies. As always, we appreciate and thank you for your continued confidence as shareholders.

Sincerely,


/s/ David C. Stuehr                 /s/ Caleb F. Aldrich

David C. Stuehr                     Caleb F. Aldrich

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

 Comparison of Change in Value of $100,000 Investment in Standish Fixed Income
          Fund II, Lehman Gov't/Corp Index and Lehman Aggregate Index

[The following table was originally a mountain graph in the printed materials.]

                      Standish Fixed         Lehman              Lehman
                      Income Fund II     Gov't/Corp. Index   Aggregate Index
                      --------------     -----------------   ---------------
Inception 7/3/95          100000             100000              100000
7/31/95                   99550              99780               99615
8/31/95                   100500             100984              100889
9/30/95                   101350             101964              101914
10/31/95                  102757             103289              103412
11/30/95                  104315             104838              105118
12/31/95                  105785             106306              106663
1/31/96                   106611             107008              107325
2/29/96                   104701             105146              105050
3/31/96                   103773             104410              104168
4/30/96                   103039             103825              103449
5/31/96                   102777             103618              103273
6/30/96                   104176             105006              104657
7/31/96                   104631             105289              104898
8/31/96                   104460             105111              104646
9/30/96                   106449             106939              106509
10/31/96                  108818             109313              108990
11/30/96                  110839             111183              110999
12/31/96                  109771             110149              109767
1/31/97                   110122             109899              110490
2/28/97                   110591             110129              110766
3/31/97                   109232             108819              109537
4/30/97                   110598             110408              111180
5/31/97                   111727             111434              112230
6/30/97                   113217             113572              112772
7/31/97                   116350             116638              116222
8/31/97                   115206             115647              114921
9/30/97                   116951             117358              116725
10/31/97                  117867             119060              118593
11/30/97                  118233             119608              119221
12/31/97                  119196             120816              120473

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                       Statement of Assets and Liabilities
                                December 31, 1997

--------------------------------------------------------------------------------------------------
Assets
   Investments at value (Note 1A) (identified cost, $74,290,782)                       $75,298,626
   Cash                                                                                     66,125
   Interest and dividends receivable                                                       898,843
   Receivable for investments sold                                                         255,215
   Receivable from investment adviser (Note 2)                                               6,583
   Receivable for variation margin on open financial futures contracts (Note 6)              5,984
   Prepaid expenses                                                                          1,358
   Deferred organization costs (Note 1E)                                                     6,213
                                                                                       -----------
      Total assets                                                                      76,538,947

Liabilities
   Payable for delayed delivery transactions (Note 7)                 $  761,378
   Payable for investments purchased                                     731,276
   Distribution payable                                                  371,758
   Options written, at value (premiums received, $68,726) (Note 6)        40,016
   Accrued accounting, custody and transfer agent fees                    13,935
   Accrued trustees fees (Note 2)                                          1,839
   Accrued expenses and other liabilities                                 38,510
                                                                      ----------

      Total liabilities                                                                  1,958,712
                                                                                       -----------
Net Assets                                                                             $74,580,235
                                                                                       -----------
Net Assets consist of
   Paid-in capital                                                                     $73,455,327
   Undistributed net investment income                                                       4,599
   Accumulated net realized gain                                                            68,177
   Net unrealized appreciation                                                           1,052,132
                                                                                       ===========
      Total Net Assets                                                                 $74,580,235
                                                                                       ===========

Shares of beneficial interest outstanding                                                3,890,376
                                                                                       ===========

Net asset value, offering price and redemption price per share
   (Net assets/Shares outstanding)                                                      $    19.17
                                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                             Statement of Operations
                          Year Ended December 31, 1997

-------------------------------------------------------------------------------------------------------
Investment Income
   Interest income                                                                           $3,478,395
   Dividend income                                                                               25,552
                                                                                             ----------
      Total investment income                                                                 3,503,947

Expenses
   Investment advisory fee (Note 2)                                       $ 200,481
   Accounting, custody and transfer agent fees                               99,709
   Audit services                                                            23,555
   Registration fees                                                         21,205
   Legal fees                                                                12,298
   Trustees fees (Note 2)                                                     4,931
   Insurance expense                                                          4,599
   Amortization of organization costs (Note 1E)                               2,478
   Miscellaneous                                                              3,208
                                                                          ---------
      Total expenses                                                        372,464

Deduct --
   Waiver of investment advisory fee (Note 2)                              (172,825)
                                                                          ---------

      Net expenses                                                                              199,639
                                                                                             ----------

        Net investment income                                                                 3,304,308
                                                                                             ----------

Realized and Unrealized Gain (Loss) on
Investments
   Net realized gain (loss)
      Investment security transactions                                    $ 170,074
      Financial futures contracts                                          (100,124)
      Written option transactions                                             6,672
                                                                          ---------

        Net realized gain                                                                        76,622

   Change in unrealized appreciation (depreciation)
      Investment securities                                               1,016,717
      Financial futures contracts                                            14,978
      Written options                                                        28,710
                                                                          ---------

        Net change in unrealized appreciation (depreciation)                                  1,060,405
                                                                                             ----------

      Net realized and unrealized gain                                                        1,137,027
                                                                                             ----------

Net increase in net assets from operations                                                   $4,441,335
                                                                                             ==========

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                       Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------

                                                                Year Ended       Year Ended
                                                               December 31,     December 31,
                                                                   1997             1996
                                                             ---------------------------------
Increase (decrease) in Net Assets
From operations
   Net investment income                                      $  3,304,308      $    994,242
   Net realized gain                                                76,622            58,954
   Change in unrealized appreciation (depreciation)              1,060,405          (236,747)
                                                              ------------      ------------
   Net increase in net assets from operations                    4,441,335           816,449
                                                              ------------      ------------


Distributions to Shareholders
   From net investment income                                   (3,318,681)         (975,274)
   From net realized gains on investments                          (57,788)         (642,185)
                                                              ------------      ------------
   Total distributions to shareholders                          (3,376,469)       (1,617,459)
                                                              ------------      ------------


Fund Share (principal) Transactions (Note 4)
   Net proceeds from sale of shares                             38,654,192        28,147,072
   Net asset value of shares issued to shareholders in
     payment of distributions declared                           2,705,708         1,584,262
   Cost of shares redeemed                                      (3,329,835)       (1,491,504)
                                                              ------------      ------------
   Net increase in net assets from Fund share transactions      38,030,065        28,239,830
                                                              ------------      ------------

   Net increase in net assets                                   39,094,931        27,438,820

Net Assets
   At beginning of period                                       35,485,304         8,046,484
                                                              ------------      ------------

   At end of period (including undistributed net investment
     income of $4,599 and $11,552, respectively)              $ 74,580,235      $ 35,485,304
                                                              ============      ============


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                              Financial Highlights

------------------------------------------------------------------------------------------------

                                                                                For the Period
                                                                                 July 3, 1995
                                                                                  (start of
                                           Year Ended         Year Ended          business)
                                          December 31,       December 31,      to December 31,
                                              1997               1996                1995
                                        -----------------  -----------------  -------------------
Net asset value, beginning
   of period                                $18.73              $20.52              $20.00
                                            ------              ------              ------
Income from investment operations
   Net investment income *                    1.11                1.16                0.53
   Net realized and
     unrealized gain (loss)
     on investments                           0.46               (0.52)               0.64
                                            -------             -------              ------
Total from investment
   operations                                 1.57                0.64                1.17
                                            -------             -------              ------

Less distributions to shareholders
   From net investment
     income                                  (1.11)              (1.15)              (0.53)
   In excess of net
     investment income                          --                  --               (0.12)
   From net realized gains
     on investments                          (0.02)              (1.28)                 --
                                            -------             -------              ------
   Total distributions to
     shareholders                            (1.13)              (2.43)              (0.65)
                                            -------             -------              ------
   Net asset value, end of
     period                                 $19.17              $18.73              $20.52
                                            =======             =======              ======

Total return                                  8.59%               3.77%               5.79%

Ratios (to average daily net assets)
/Supplemental Data
   Expenses *                                 0.40%               0.40%               0.40%+
   Net investment income *                    6.58%               6.57%               6.64%+

   Portfolio Turnover                          103%                124%                389%

   Net assets, end of period
     (000's omitted)                       $74,580             $35,485              $8,046

-------------------
*  The investment adviser voluntarily agreed not to impose a portion of its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:
   Net investment income per share           $1.06               $1.04               $0.29
   Ratios (to average daily net assets):
        Expenses                              0.74%               1.06%               1.29%+
        Net investment income                 6.24%               5.91%               5.75%+


+ Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1997

---------------------------------------------------------------------------------------------------

                                                                               Par         Value
Security                                        Rate        Maturity          Value      (Note 1A)
---------------------------------------------------------------------------------------------------

BONDS AND NOTES -- 94.9%

Asset Backed -- 6.3%
Advanta Mortgage Loan Trust 97-3 A7            6.920%       10/25/2028        550,000   $   559,818
AFC Home Equity Loan Trust 1994-31A            8.000%       10/25/2024        412,512       421,987
Chase Credit Card Master Trust                 6.777%       05/15/2007        550,000       551,029
Continental Mortgage Home Equity 1996-4 A9     6.880%       01/15/2028        600,000       609,188
Equacredit Home Equity 1996-1                  6.190%       12/15/2010         75,000        74,625
Franchise Mortgage Accpt Corp. 1997-1A         7.350%       04/15/2019        487,268       509,043
Green Tree Financial Corp.                     7.750%       01/15/2029        250,000       252,549
Greentree Acceptance Corp. 1997-5 M1           6.950%       05/15/2029        500,000       499,844
Preferred Credit Corp. 1997-1 A6               7.590%       07/25/2026        300,000       308,672
Residential Funding 97-hs5 M1                  7.010%       05/25/2027        550,000       551,203
The Money Store Home Equity 1996-A5            6.850%       06/15/2019        100,000       100,766
UCFC Home Equity Loan 1996                     7.700%       01/15/2004        150,000       146,484
UCFC Home Equity Loan Trust 1994-D A4          8.775%       02/10/2016        100,000       102,688

                                                                                       ------------
Total Asset Backed (Cost $4,656,324)                                                      4,687,896
                                                                                       ------------

Corporate -- 34.5%

Basic Industry -- 2.6%
Georgia Pacific                                9.950%       06/15/2002       350,000       396,113
ICI Wilmington Notes                           6.950%       09/15/2004       325,000       334,331
Toro Co.                                       7.800%       06/15/2027       500,000       538,375
USA Waste Services                             6.500%       12/15/2002       700,000       699,090

                                                                                       -----------
                                                                                         1,967,909
                                                                                       -----------

Consumer Stable -- 1.3%
Great Atlantic & Pacific Tea Co.               7.750%       04/15/2007       925,000       975,236
                                                                                       -----------

Financial -- 20.4%
Advanta National Bank                          6.450%       10/30/2000        75,000        73,211
Amerus Capital I                               8.850%       02/01/2027       375,000       394,481
Bank United Corp.                              8.875%       05/01/2007       525,000       563,063
BankBoston 97 C1                               7.218%       04/25/2000       500,000       500,762
Bear Stearns Cos., Inc.                        7.000%       01/15/2027       150,000       152,562
Centura Capital Trust                          8.845%       06/01/2027       350,000       384,518
Chase Commercial Mortgage                      7.600%       06/18/2006       725,000       730,664
Conseco Finance Trust                          8.700%       11/15/2026       250,000       277,500
Conseco Finance Trust                          8.796%       04/01/2027       550,000       616,776
Conseco, Inc.                                  8.125%       02/15/2003       200,000       213,128
Contifinancial Corp. 144A                      7.500%       03/15/2002       750,000       741,150
Florida Property & Casualty                    7.250%       07/01/2002       250,000       257,758
Florida Windstorm 144A Notes                   6.700%       08/25/2004       225,000       226,882
H.F. Ahmanson & Co. 144A                       8.360%       12/01/2026       175,000       187,861
Homeside Corp.                                 6.875%       06/30/2002       550,000       560,109
Hubco Capital Trust                            8.980%       02/01/2027       500,000       550,674
Keystone                                       7.300%       05/15/2004       875,000       912,731
Markel Capital Trust I                         8.710%       01/01/2046       600,000       646,502

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1997

---------------------------------------------------------------------------------------------------

                                                                               Par         Value
Security                                        Rate        Maturity          Value      (Note 1A)
---------------------------------------------------------------------------------------------------
Financial (continued)
Midatlantic Bank                               9.875%       12/01/1999       193,000   $   205,414
MMI Capital Trust Notes 144A                   7.625%       12/15/2027       725,000       726,265
Orion Capital Trust I                          8.730%       01/01/2037        75,000        79,913
Phoenix Re-Insurance Capital Trust             8.850%       02/01/2027       550,000       590,865
Salomon Brothers, Inc.                         7.250%       05/01/2001       100,000       102,632
Salomon Brothers, Inc.                         7.000%       05/15/1999       100,000       100,991
Salomon Brothers, Inc.                         7.300%       05/15/2002       675,000       697,195
Salomon Brothers, Inc.                         6.625%       11/30/2000       250,000       252,333
Se Banken 144A Euro Step Up                    8.125%       09/06/2049       250,000       266,170
Security Connecticut Corp.                     7.125%       03/01/2003       100,000       102,820
Societe Generale                               7.850%       04/29/2049       750,000       785,666
Summit Bancorp Capital Trust I                 8.400%       03/15/2027       375,000       409,943
Svenska Handelsbanken Step Up                  7.125%       03/29/2049       400,000       400,876
The Money Store                                8.375%       04/15/2004       775,000       800,498
Tig Holdings Capital 144A                      8.597%       01/15/2027       600,000       646,266
Union Planters Corp.                           6.250%       11/01/2003       240,000       238,111
United Companies Financial Corp.               9.350%       11/01/1999       400,000       414,588
United Companies Financial Corp.               7.000%       07/15/1998       375,000       376,238
                                                                                       -----------
                                                                                        15,187,116
                                                                                       -----------

Health Care -- 0.9%
Quantum Health                                 4.750%       10/01/2000       725,000       689,765
                                                                                       -----------

Real Estate -- 7.3%
American Health Properties                     7.500%       01/15/2007       175,000       184,242
Avalon Property, REIT                          7.375%       09/15/2002       100,000       103,593
Colonial Realty                                7.160%       01/17/2003       150,000       154,421
Colonial Realty                                6.960%       07/26/2004       500,000       507,074
Duke Realty REIT Investments                   7.375%       09/22/2005       600,000       622,404
Highwoods Properties, REIT                     6.750%       12/01/2003       525,000       527,200
IRT Prop Sr Notes, REIT                        7.250%       08/15/2007       325,000       336,700
Meditrust, REIT                                7.375%       07/15/2000       275,000       279,153
Realty Income Corp.                            7.750%       05/06/2007       375,000       398,205
Security Capital Notes                         7.625%       07/01/2017       500,000       520,995
Simon Debartolo Group LP                       6.875%       10/27/2005       350,000       351,943
Spieker Properties, REIT                       6.650%       12/15/2000       100,000       100,406
Summit Properties Notes                        7.200%       08/15/2007       250,000       257,235
Sun Communities, REIT                          7.375%       05/01/2001       175,000       179,426
Susa Partnership                               7.125%       11/01/2003       200,000       203,612
Trinet Corp. Realty Trust                      7.300%       05/15/2001       400,000       408,944
Wharf International Finance                    7.625%       03/13/2007       375,000       327,484
                                                                                       -----------
                                                                                         5,463,037
                                                                                       -----------

Services -- 2.0%
ITT Corp.                                      6.250%       11/15/2000       350,000       344,155
La Quinta Inns, Inc.                           7.110%       10/17/2001       300,000       305,072
Royal Caribbean Cruise Sr Notes                7.500%       10/15/2027       550,000       560,087
Tele-communications Inc.                       7.875%       08/01/2013       225,000       242,003


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1997

---------------------------------------------------------------------------------------------------

                                                                               Par         Value
Security                                        Rate        Maturity          Value      (Note 1A)
---------------------------------------------------------------------------------------------------
Services (continued)
                                                                                       -----------
                                                                                         1,451,317
                                                                                       -----------

Total Corporate (Cost $24,997,795)                                                      25,734,380
                                                                                       -----------

Government/Other -- 7.5%

Mexico -- 0.7%
Gruma SA 144A Notes                            7.625%       10/15/2007       525,000   $   514,484
                                                                                       -----------

United Kingdom -- 0.7%
CE Electric UK Funding Sr Notes 144A           6.853%       12/30/2004       500,000       502,500
                                                                                       -----------

Yankee Bonds -- 6.1%
Brascan Ltd.                                   7.375%       10/01/2002     1,100,000     1,136,673
Cominco Ltd.                                   6.875%       02/15/2006       449,000       452,596
Guandong Enterprises                           8.875%       05/22/2007       700,000       605,374
Hutchison Whampoa Finance                      7.450%       08/01/2017       500,000       462,800
Lite-On Tech 144A                              0.000%       12/15/2002       700,000       706,188
Merita Bank                                    7.500%       12/29/2049       200,000       208,659
Societe Generale Step Up                       7.850%       04/29/2049       555,000       555,444
Tata Engineering & Locomotive 144A Notes       7.875%       07/15/2007       525,000       446,318
                                                                                       -----------
                                                                                         4,574,052
                                                                                       -----------

Total Government/Other (Cost $5,746,602)                                                 5,591,036
                                                                                       -----------

Non-Agency -- 6.7%

Collateralized Mortgage Obligations -- 2.5%
Citicorp Mtg Sec Inc 97-5                      6.500%       11/25/2027       550,000       551,719
GE Capital Mortgage 97-13                      6.750%       12/25/2013       550,000       553,094
Norwest Asset Sec Corp. 1998-37%#              7.000%       02/15/2013       750,000       755,156
                                                                                       -----------
                                                                                         1,859,969
                                                                                       -----------

Pass Thru Securities -- 4.2%
Housing Securities, Inc. 1994-2A1              6.500%       07/25/2009       351,529       351,356
Merrill Lynch Mortgage Investments 1996-C2 E   6.960%       11/21/2028       400,000       389,125
Merrill Lynch Mortgage Investment 1997-C1 D    7.120%       06/18/2029       500,000       501,094
Morgan Stanley Capital I                       7.490%       05/15/2009       500,000       505,938
Mortgage Capital Funding 1996                  7.800%       04/15/2006       100,000       106,313
Resolution Trust Corp.                         7.100%       12/25/2024       490,054       488,829
Resolution Trust Corp. 1994-C1 C               8.000%       06/25/2026       525,000       539,602
Resolution Trust Corp. 1994-C2 C               8.000%       04/25/2025        75,000        76,230
Resolution Trust Corp. 1995-2 CA1              7.450%       05/25/2029       170,040       171,528
                                                                                       -----------
                                                                                         3,130,015
                                                                                       -----------

Total Non-Agency (Cost $4,942,246)                                                       4,989,984
                                                                                       -----------

U.S. Government Agency -- 10.9%

Pass Thru Securities -- 10.9%

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1997

---------------------------------------------------------------------------------------------------

                                                                               Par         Value
Security                                        Rate        Maturity          Value      (Note 1A)
---------------------------------------------------------------------------------------------------
Pass Thru Securities (continued)
FHLMC                                          6.500%       06/01/2012       944,883   $   946,356
FHLMC+                                         7.500%       11/01/2026       601,691       616,727
FHLMC                                          6.000%       03/01/2012       494,712       487,910
FHLMC++                                                     03/10/1998       100,000        98,986
FNMA                                           8.000%       07/25/2023       175,000       189,882
FNMA+                                          7.000%       11/01/2023 -
                                                            09/01/2025     1,402,275     1,418,759
FNMA                                           6.000%       08/01/2011       950,282       935,134
FNMA+                                          7.000%       09/01/2025 -
                                                            06/01/2026     1,774,697     1,792,060
FNMA                                           6.000%       01/01/2012       605,316       595,667
GNMA+                                          7.000%       10/15/2025 -
                                                            01/15/2026     1,060,515     1,069,164

                                                                                       -----------
Total U.S. Government Agency (Cost $7,900,705)                                           8,150,645
                                                                                       -----------

Treasury Obligations -- 29.0%

Treasury Notes -- 22.5%
Canadian Treasury Bills                                     03/09/1998       500,000       493,600
U.S. Treasury Note+                            5.625%       11/30/1998     7,100,000     7,099,999
U.S. Treasury Note                             5.750%       12/31/1998     2,300,000     2,303,242
U.S. Treasury Note+                            5.750%       08/15/2003     2,250,000     2,251,394
U.S. Treasury Note                             6.500%       08/15/2005       100,000       104,344
U.S. Treasury Note+                            5.750%       10/31/2000       175,000       175,219
U.S. Treasury Note                             6.250%       10/31/2001     4,300,000     4,373,228
                                                                                       -----------
                                                                                        16,801,026
                                                                                       -----------

Treasury Bonds -- 6.5%
U.S. Treasury Bond                             8.125%       08/15/2019     3,875,000     4,848,593
                                                                                       -----------
Total Treasury Obligations (Cost $21,536,832)                                           21,649,619
                                                                                       -----------

TOTAL BONDS AND NOTES(COST $69,780,504)                                                 70,803,560
                                                                                       -----------

                                                                             Shares
                                                                             ------

PREFERRED STOCKS -- 0.3%
Capital Preferred Trust                                                        8,000       213,000
                                                                                       -----------

TOTAL PREFERRED STOCKS (COST $199,999)                                                     213,000
                                                                                       -----------

                                                                            Contract
                                                                              Size
                                                                          ------------

PURCHASED OPTIONS -- 0.1%
UST Put 6.125%, Strike Price 100.7187, 2/19/98                                13,000        12,797
UST Call 6.125%, Strike Price 104.2187, 3/19/98                               17,000        11,156
UST Call 5.75%, Strike Price 100.1562, 3/23/98                                19,000        11,875


    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                              Fixed Income Fund II

                   Schedule of Investments - December 31, 1997

---------------------------------------------------------------------------------------------------

                                                                               Par         Value
Security                                                                      Value      (Note 1A)
---------------------------------------------------------------------------------------------------

TOTAL PURCHASED OPTIONS (COST $60,976)                                                      35,828
                                                                                       -----------

SHORT-TERM INVESTMENTS -- 5.7%

Commercial Paper -- 2.0%
Associated Corp. Discount, 1/14/98                                           500,000   $   498,410
Daimler Benz, 2/5/98                                                       1,000,000       992,660

                                                                                       -----------
                                                                                         1,491,070
                                                                                       -----------

U.S. Government -- 2.3%
FHLMC Discount Note, 1/23/98                                                 700,000       696,114
FNMA Discount Note, 1/29/98                                                  250,000       248,430
FHLMC Discount Note, 1/30/98                                                 750,000       745,575

                                                                                       -----------
                                                                                         1,690,119
                                                                                       -----------

Repurchase Agreements -- 1.4%
Prudential-Bache Repurchase Agreement, dated 12/31/97, due 1/2/98, with a maturity value of $1,065,408 and an effective yield of 6.07%, collateralized by a U.S. Treasury Bond with a rate of 11.25%, with a maturity date of 2/15/15 and
with an aggregate market value of$1,086,353.                                             1,065,049
                                                                                       -----------


TOTAL SHORT-TERM INVESTMENTS (COST $4,249,303)                                           4,246,238
                                                                                       -----------

TOTAL INVESTMENTS -- 101.0% (COST $74,290,782)                                         $75,298,626

Other Assets, Less Liabilities -- (1.0)%                                                  (718,391)
                                                                                       -----------

NET ASSETS -- 100%                                                                     $74,580,235
                                                                                       ===========


Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
ICI - Imperial Chemical Industries
GNMA - Government National Mortgage Association
REIT - Real Estate Investment Trust
# Delayed delivery contract (Note 7).
+ Denotes all or part of security pledged as a margin deposit (Note 6).
++ Denotes all or part of security pledged as collateral to cover margin requirements on open financial futures contracts (Note 6).

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)     Significant Accounting Policies:

        Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Fixed Income Fund II (the "Fund") is a separate diversified investment series of the Trust.

        The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

        A.  Investment security valuations

        Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

        Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued at amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Board of Trustees determine during such sixty-day period that amortized cost does not represent fair value.

        B.  Repurchase agreements

        It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.


        C.  Securities transactions and income

        Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount on debt securities when required for federal income tax purposes.


        D.  Federal taxes

        As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.


        E.  Deferred organization cost

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

        F.  Distributions to shareholders

        Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for financial futures contracts and option transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in-capital, undistributed net investment income and accumulated net realized gains (losses).

(2)     Investment Advisory Fee:

        The investment advisory fee paid to Standish, Ayer & Wood, Inc. (SA&W) for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. SA&W voluntarily agreed to limit the Fund's total operating expense to 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended December 31, 1997. Pursuant to this agreement, SA&W voluntarily did not impose $172,825 of its investment advisory fee. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)     Purchases and Sales of Investments:

        Purchases and proceeds from sales of investments, other than short-term obligations were as follows:

                                                          Purchases     Sales
                                                          ----------  ----------
        U.S. Government Securities.....................  $38,168,690 $18,505,215
                                                          ==========  ==========
        Investments (non-U.S. Government Securities)...  $59,882,624 $37,689,176
                                                          ==========  ==========

(4)     Shares of Beneficial Interest:

        The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                          Year Ended       Year Ended
                                                         December 31,     December 31,
                                                            1997              1996
                                                         ------------     ------------
        Shares sold....................................   2,028,481        1,494,596
        Shares issued to shareholders in payment of
           distributions declared......................     142,698           85,215
        Shares redeemed................................    (175,022)         (77,808)
                                                         ----------       ----------
        Net increase...................................   1,996,157        1,502,003
                                                         ==========       ==========

        At December 31, 1997, three shareholders were record owners of approximately 46%, 12%, and 11%, respectively, of the total outstanding shares of the Fund.

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(5)     Federal Income Tax Basis of Investment Securities:

        The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1997, as computed on a federal income tax basis, were as follows:

        Aggregate Cost............................................  $74,290,782
                                                                    ===========

        Gross unrealized appreciation.............................    1,330,587
        Gross unrealized depreciation.............................     (322,743)
        Net unrealized appreciation...............................  -----------
                                                                    $ 1,007,844
                                                                    ===========

(6)     Financial Instruments:

        In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

        The Fund trades the following financial instruments with off-balance sheet risk:

        Options

        Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices and foreign currencies, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

        Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
        (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. A summary of such transactions for the year ended December 31, 1997 is as follows:

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

        Written Put Option Transactions
        ------------------------------------------------------------------------
                                                        Number
                                                          of
                                                       Contracts       Premiums
                                                      ----------      ---------
        Outstanding, beginning of period...............       -               -
        Options written................................       5        $ 62,296
        Options exercised..............................       -               -
        Options expired................................      (1)         (6,281)
        Options closed.................................       -               -
                                                        -------       ---------
        Outstanding, end of period.....................       4        $ 56,015
                                                        =======       =========

        Written Call Option Transactions
        -----------------------------------------------------------------------
                                                        Number
                                                          of
                                                       Contracts       Premiums
                                                      ----------      ---------
        Outstanding, beginning of period...............       -               -
        Options written................................       5        $ 22,641
        Options exercised..............................       -               -
        Options expired................................      (1)         (3,828)
        Options closed.................................      (1)         (6,102)
                                                        -------      ----------
        Outstanding, end of period.....................       3       $  12,711
                                                        =======      ==========

        Futures contracts

        The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. The Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. At December 31, 1997, the Fund held the following futures contracts:

                                                                   Underlying
                                                                   Face/amount       Unrealized
        Contract                 Position     Expiration Date       at value         Gain/(Loss)
        ----------------------   --------     ---------------     -------------     ------------
        US Bond (CBT) (21
        contracts)............   Long                3/20/98       $ 2,529,844      $   26,384
        US 5 Yr. Note (21
        contracts)............   Short               3/20/98         2,281,125          (7,100)
        US 10 Yr. Bond (5
        contracts)............   Short               3/20/98           560,781          (3,706)
                                                                                    ==========
                                                                                    $   15,578

                     Standish, Ayer & Wood Investment Trust
                          Standish Fixed Income Fund II

                          Notes to Financial Statements
--------------------------------------------------------------------------------

        At December 31, 1997, the Fund had segregated sufficient cash and/or securities to cover margin requirements on open futures contracts.

(7)     Delayed Delivery Transactions:

        The Fund may purchase securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund segregates securities having a value at least equal to the amount of the purchase commitment.

        At December 31, 1997, the Fund had entered into the following delayed delivery transactions:

        When Issued

                                                       Settlement
        Type                Security                       Date       Amount
        -----     ---------------------------------    -----------  ----------
        Buy.......   Norwest Asset Sec Corp 1998-37       1/30/98    $ 761,378
                                                                     =========
--------------------------------------------------------------------------------

        Supplemental Tax Information: (Unaudited)

        The Fund paid distributions of $0.02 from long term capital gains during the year ended December 31, 1997. Pursuant to section 852 of the Internal Revenue Code the Fund designates $57,788 as capital gain dividends for the year ended December 31, 1997. All of this amount represents a 28% rate gain distribution.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Fixed Income Fund II:

We have audited the accompanying statement of assets and liabilities of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II (the "Fund"), including the schedule of investments as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust: Standish Fixed Income Fund II as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods stated therein, in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.
Boston, Massachusetts
February 19, 1998

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                                       20

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                                       21

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                                       22

                                [STANDISH LOGO]
                     Standish, Ayer & Wood Investment Trust
                              One Financial Center
                                Boston, MA 02111
                                 (800) 221-4795
                                                                          98-055